PaineWebber

                 ------------------------------------------------------
                 RETIREMENT
                 MONEY FUND



ANNUAL REPORT


JUNE 30, 2000

PAINEWEBBER RETIREMENT MONEY FUND

                                                                   ANNUAL REPORT

-----------------------

PAINEWEBBER RETIREMENT
MONEY FUND

INVESTMENT GOAL:
Current income
consistent with
liquidity and
conservation of capital

PORTFOLIO MANAGER:
Susan P. Ryan
Mitchell Hutchins Asset
Management Inc.

COMMENCEMENT:
July 2, 1988

DIVIDEND PAYMENTS:
Monthly

-----------------------

                                                                 August 15, 2000

Dear Shareholder,

We are pleased to present you with the annual report for PaineWebber Retirement Money Fund (the "Fund") for the 12-month period ended June 30, 2000.


MARKET REVIEW
================================================================================
[GRAPHIC OMITTED]

As the fiscal year came to a close, signs pointed to a slowing economy, giving hope that the Federal Reserve might decide against additional belt-tightening at its August 22 meeting. During the 12 months ended June 30, the Fed Funds rate increased six times by a combined total of 1.75%, capped by a half-percent increase in May. Speculation that rates would increase one more time in August has been tempered by late economic news. Gross domestic product (GDP), adjusted for inflation, slowed in the second quarter of 2000 after recording a 5.5% increase during the first quarter and 7.3% surge in fourth quarter 1999. Gasoline prices, which increased dramatically during the period, are expected to drop slowly in the coming months. Unemployment figures remain a concern, however, as a continuing shortage of workers may continue to pressure wages.

     The U.S. Treasury's announcement in January to buy back $30 billion of debt during 2000 continued to drive down the yield on the 30-year Treasury bond, causing a dramatic yield curve inversion and creating only a 0.50% difference between two-year notes and the 30-year bond. Short-term rates rose from January through June, with the yield on 90-day T-bills increasing from 5.31% to 5.86% at June 30, 2000.

PORTFOLIO REVIEW
================================================================================

[GRAPHIC OMITTED]

With weighted average maturity below its peer-group average during the one-year period, the Fund's positions helped as interest rates rose significantly during the span. At the same time, the Fund continued to focus on investments of the highest credit quality.



PERFORMANCE AND CHARACTERISTICS(1)                  6/30/00         12/31/99
--------------------------------------------------------------------------------
7-Day Current Yield                                  5.96%            4.98%
Weighted Average Maturity                           37 days          38 days
Net Assets ($ billions)                             $4.870           $5.128
--------------------------------------------------------------------------------

SECTOR ALLOCATION*                                  6/30/00         12/31/99
--------------------------------------------------------------------------------
Commercial Paper                                      72.4%             49.5%
U.S. Government/Agency                                15.0              23.4
Bank Obligations                                       8.3              17.6
Short-Term Corporate Obligations                       2.6               1.0
Mutual Funds                                           1.6               7.9
Repurchase Agreements                                  0.0               0.2
Other Assets                                           0.1               0.4
--------------------------------------------------------------------------------
Total                                                100.0             100.0

(1)  Yields will vary.

* Weightings represent percentages of net assets as of the dates indicated. The Fund is actively managed and its portfolio composition will vary over time.

ANNUAL REPORT

OUTLOOK
================================================================================

     Although there is no guarantee that the Federal Reserve won't have more rate increases in the offing this year, we believe that rate increases of the past year have served their purpose and the economy is primed for a soft landing. We anticipate that inflation as measured by the Consumer Price Index
(CPI) will slow to 3.5% annually by year-end and to 3% annually in 2001. Reduced Treasury supply may still hamper the recovery of long bonds, but this and shorter-term instruments should stabilize and spreads should recover if the economy cools and interest rates level off.

     Whichever way the economy turns, our objective remains to help you meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds,(2) please contact your Financial Advisor.


    Sincerely,


/s/ MARGO ALEXANDER                            /s/ SUSAN P. RYAN

MARGO ALEXANDER                                SUSAN P. RYAN
Chairman and Chief Executive Officer           Portfolio Manager
Mitchell Hutchins Asset Management Inc.        PaineWebber Retirement Money Fund


/s/ BRIAN M. STORMS

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.


     This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended June 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER RETIREMENT MONEY FUND                                  JUNE 30, 2000


STATEMENT OF NET ASSETS

  PRINCIPAL
   AMOUNT                                                                      MATURITY              INTEREST
    (000)                                                                        DATES                 RATES             VALUE
   ------                                                                --------------------     --------------       ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.98%
  $15,000   U.S. Treasury Bills ......................................         07/20/00                5.645%        $ 14,955,310
   40,000   Federal Home Loan Bank ...................................         07/26/00                6.470           39,820,278
   55,000   Federal Home Loan Bank ...................................   07/03/00 to 07/04/00     6.471 to 6.950*      54,992,115
  165,000   Federal Home Loan Mortgage Corporation ...................   07/05/00 to 09/28/00     6.450 to 6.500*     163,124,805
  230,000   Federal National Mortgage Association ....................   07/05/00 to 09/14/00     6.400 to 6.500*     227,663,778
   30,000   Federal National Mortgage Association ....................         07/04/00                6.530*          30,000,000
  199,000   Student Loan Marketing Association .......................         07/04/00           6.421 to 6.700*     198,948,582
                                                                                                                      -----------
Total U.S. Government and Agency Obligations (cost - $729,504,868) ...                                                729,504,868
                                                                                                                      -----------
BANK NOTES - 1.33%

YANKEE - 1.33%
   25,000   Australia & New Zealand Bank* ............................         09/05/00                6.811*          24,993,270
   40,000   Bank of Nova Scotia ......................................   02/20/01 to 04/30/01     6.750 to 6.850       39,992,251
                                                                                                                      -----------
Total Bank Notes (cost - $64,985,521) ................................                                                 64,985,521
                                                                                                                      -----------
DEPOSITORY NOTES - 0.20%

YANKEE - 0.20%
   10,000   Westpac Banking Corporation (cost - $9,997,215) ..........         01/31/01                6.560            9,997,215
                                                                                                                      -----------
CERTIFICATES OF DEPOSIT - 6.80%

DOMESTIC - 1.19%
   58,000   Fifth Third Bank Western of Northwestern Ohio, N.A. ......         07/24/00                6.600           58,006,723
                                                                                                                      -----------
YANKEE - 5.09%
   10,000   Bank of Scotland .........................................         02/28/01                6.770            9,997,485
   15,000   Bayerische Hypotheken-und Wechsel-Bank ...................         07/12/00                5.710           14,999,827
   25,000   Commerzbank AG ...........................................         04/27/01                6.820           24,996,104
   10,000   National Westminster Bank PLC ............................         07/03/00                5.530            9,999,990
   30,000   Rabobank Nederland .......................................         02/22/01                6.760           29,990,803
   20,000   Societe Generale .........................................         07/19/00                6.594*          19,997,068
   23,000   Societe Generale .........................................         04/10/01                6.800           22,994,082
   65,000   Svenska Handelsbanken ....................................   03/07/01 to 05/16/01     6.620 to 7.320       64,979,848
   25,000   UBS AG ...................................................         04/30/01                6.880           24,996,068
   25,000   Westpac Banking Corporation ..............................         05/14/01                6.770           25,000,000
                                                                                                                      -----------
                                                                                                                      247,951,275
                                                                                                                      -----------
EURO-DOLLAR - 0.52%
   25,000   Bank of Scotland .........................................         08/29/00                6.640           25,000,207
                                                                                                                      -----------
Total Certificates of Deposit (cost - $330,958,205) ..................                                                330,958,205
                                                                                                                      -----------
COMMERCIAL PAPER@ - 72.42%

ASSET BACKED - AUTO & TRUCK - 0.92%
   45,000   New Center Asset Trust ...................................         07/26/00                6.560           44,795,000
                                                                                                                      -----------
ASSET BACKED - BANKING - 4.15%
   80,000   Atlantis One Funding .....................................   07/06/00 to 08/09/00          6.580           79,740,456
  102,581   Centric Capital Corporation ..............................   07/12/00 to 08/14/00     6.540 to 6.580      102,259,371
   20,000   Woodstreet Funding Corporation ...........................         07/13/00                6.600           19,956,000
                                                                                                                      -----------
                                                                                                                      201,955,827
                                                                                                                      -----------
ASSET BACKED - MISCELLANEOUS - 15.59%
   70,000   Asset Securitization Cooperative Corporation .............   07/25/00 to 07/27/00     6.530 to 6.550       69,683,950
   86,924   Delaware Funding Corporation .............................   07/06/00 to 07/20/00     6.530 to 6.670       86,701,523
   59,253   Enterprise Funding Corporation ...........................   07/20/00 to 07/26/00     6.580 to 6.650       58,989,964
   55,885   Falcon Asset Securitization Corporation ..................   07/05/00 to 07/19/00     6.590 to 6.600       55,754,208
  131,003   Giro Funding US Corporation ..............................   07/06/00 to 08/02/00     6.540 to 6.580      130,642,987
   98,822   Parthenon Receivables Funding LLC ........................   07/17/00 to 07/18/00     6.550 to 6.600       98,525,553
   25,000   Preferred Receivables Funding Corporation ................         08/07/00                6.570           24,831,187
   45,478   Quincy Capital Corporation ...............................   07/05/00 to 08/03/00     6.580 to 6.590       45,312,214
   34,705   Receivables Capital Company ..............................   07/14/00 to 07/26/00     6.160 to 6.600       34,585,808
  114,433   Triple-A One Funding Corporation .........................   07/07/00 to 07/28/00     6.560 to 6.600      114,064,120
   40,000   Variable Funding Capital Corporation .....................   07/05/00 to 07/12/00     6.599 to 6.660*      40,000,000
                                                                                                                      -----------
                                                                                                                      759,091,514
                                                                                                                      -----------

PAINEWEBBER RETIREMENT MONEY FUND

  PRINCIPAL
   AMOUNT                                                                      MATURITY              INTEREST
    (000)                                                                        DATES                 RATES             VALUE
   ------                                                                --------------------     --------------       ----------
COMMERCIAL PAPER@ - (CONTINUED)

AUTO & TRUCK - 3.98%
  $16,000   BMW US Capital Inc. ......................................         07/06/00                6.520          $15,985,511
   89,000   Daimler-Chrysler N.A. Holding Corporation ................   07/05/00 to 09/12/00     6.540 to 6.800       88,121,436
   45,000   Ford Motor Credit Company ................................          07/06/00               6.500           44,959,375
   35,000   General Motors Acceptance Corporation ....................          07/31/00               6.550           34,808,958
   10,000   PACCAR Financial Corporation .............................          07/17/00               6.190            9,972,489
                                                                                                                      -----------
                                                                                                                      193,847,769
                                                                                                                      -----------
BANKING - DOMESTIC - 5.01%
   20,000   BCI Funding Corporation ..................................         07/11/00                6.530           19,963,722
   30,000   BHF Finance Incorporated (Delaware) ......................         07/12/00                6.540           29,940,050
   25,000   Canadian Imperial Holdings Incorporated ..................         07/19/00                6.530           24,918,375
   15,000   Cariplo Finance Incorporated .............................         07/13/00                6.520           14,967,400
   25,000   Den Danske Corporation ...................................         07/10/00                6.505           24,959,344
   30,000   Dexia CLF Finance Company ................................         07/19/00                6.530           29,902,050
   20,000   Fortis Funding LLC. ......................................         07/17/00                6.520           19,942,044
   30,000   J.P. Morgan & Company Incorporated .......................         07/25/00                6.530           29,869,400
   25,000   Nordbanken North America Incorporated ....................         07/25/00                6.530           24,891,167
   25,000   Santander Finance (Delaware) Incorporated ................         09/14/00                6.570           24,657,813
                                                                                                                      -----------
                                                                                                                      244,011,365
                                                                                                                      -----------
BANKING - FOREIGN - 2.24%
   40,000   Bank of Scotland Treasury Services PLC ...................         09/12/00                6.620           39,463,045
   40,000   Halifax PLC ..............................................         07/12/00                6.530           39,920,189
   30,000   Nationwide Building Society ..............................         07/26/00                6.530           29,863,958
                                                                                                                      -----------
                                                                                                                      109,247,192
                                                                                                                      -----------
BROKER/DEALER - 4.39%
   80,000   Bear Stearns Companies, Incorporated .....................   07/10/00 to 07/11/00     6.130 to 6.510       79,869,125
   40,000   Goldman Sachs Group Incorporated .........................         08/08/00                6.570           39,722,600
   40,000   Merrill Lynch & Co. Incorporated .........................         10/11/00                6.610           39,250,867
   55,000   Morgan Stanley, Dean Witter & Company ....................         07/03/00                7.150*          55,000,000
                                                                                                                      -----------
                                                                                                                      213,842,592
                                                                                                                      -----------
BUILDING MATERIALS - 0.16%
    8,000   Sherwin Williams Company .................................         08/07/00                6.550            7,946,144
                                                                                                                      -----------

BUSINESS SERVICES - 0.41%
   20,000   First Data Corporation ...................................         07/18/00                6.520           19,938,422
                                                                                                                      -----------

CHEMICALS - 0.20%
   10,000   Henkel Corporation .......................................         08/03/00                6.520            9,940,233
                                                                                                                      -----------

CONSUMER PRODUCTS - 2.21%
   40,000   Fortune Brands Incorporated ..............................         08/03/00                6.570           39,759,100
   30,000   Gillette Company .........................................         07/25/00                6.540           29,869,200
   38,000   Procter & Gamble Company .................................         07/10/00                6.500           37,938,250
                                                                                                                      -----------
                                                                                                                      107,566,550
                                                                                                                      -----------
DRUGS, HEALTH CARE - 2.68%
   53,000   Glaxo Wellcome PLC .......................................         07/17/00           6.520 to 6.530       52,846,240
   10,000   Johnson & Johnson ........................................         07/24/00                6.510            9,958,408
   40,000   Merck & Co., Incorporated ................................         07/07/00                6.800           39,954,667
   28,000   Pfizer Incorporated ......................................         07/25/00                6.520           27,878,293
                                                                                                                      -----------
                                                                                                                      130,637,608
                                                                                                                      -----------
ELECTRONICS - 1.03%
   31,596   Motorola Incorporated ....................................   09/13/00 to 09/25/00     6.550 to 6.610       31,131,982
   19,132   Vermont American Corporation .............................         07/06/00                6.500           19,114,728
                                                                                                                      -----------
                                                                                                                       50,246,710
                                                                                                                      -----------

PAINEWEBBER RETIREMENT MONEY FUND

  PRINCIPAL
   AMOUNT                                                                      MATURITY              INTEREST
    (000)                                                                        DATES                 RATES             VALUE
   ------                                                                --------------------     --------------       ----------
COMMERCIAL PAPER@ - (CONTINUED)

ENERGY - 1.74%
  $55,000   Exxon Mobil Australia Incorporated .......................   07/05/00 to 07/18/00     6.520 to 6.650      $54,900,861
   30,000   Texaco Incorporated ......................................         07/06/00                6.530           29,972,792
                                                                                                                      -----------
                                                                                                                       84,873,653
                                                                                                                      -----------

ENTERTAINMENT - 0.21%
   10,000   Walt Disney Company ......................................         07/13/00                6.550            9,978,167
                                                                                                                      -----------

FINANCE - AIRCRAFT - 1.02%
   50,000   International Lease Finance Corporation ..................         07/14/00                6.510           49,882,458
                                                                                                                      -----------

FINANCE - CONDUIT - 2.22%
   18,420   Metlife Funding Incorporated .............................         07/18/00                6.530           18,363,200
   90,000   UBS Finance (Delaware) LLC. ..............................   07/03/00 to 07/20/00     6.540 to 6.960       89,842,600
                                                                                                                      -----------
                                                                                                                      108,205,800
                                                                                                                      -----------

FINANCE - CONSUMER - 1.13%
   20,000   American General Finance Corporation .....................         07/13/00                6.510           19,956,600
   35,000   Household Finance Corporation ............................         07/20/00                6.530           34,879,376
                                                                                                                      -----------
                                                                                                                       54,835,976
                                                                                                                      -----------

FINANCE - DIVERSIFIED - 0.82%
   40,000   Associates Corporation of North America ..................         07/26/00                6.530           39,818,611
                                                                                                                      -----------

FINANCE - RETAIL - 1.02%
   50,000   American Express Credit Company ..........................         07/24/00                6.510           49,792,042
                                                                                                                      -----------

FINANCE - SUBSIDIARY - 2.26%
   75,000   Dresdner U.S. Finance ....................................   07/05/00 to 07/10/00     6.500 to 6.850       74,917,000
   35,000   National Australia Funding (Delaware) Incorporated .......         07/03/00                6.730           34,986,914
                                                                                                                      -----------
                                                                                                                      109,903,914
                                                                                                                      -----------

FINANCIAL SERVICES - 1.53%
   75,000   Deutsche Bank Financial Incorporated .....................         07/24/00           6.530 to 6.560       74,686,529
                                                                                                                      -----------

FOOD & BEVERAGE - 2.70%
   15,000   Bestfoods Corporation ....................................         07/17/00                6.540           14,956,400
   28,000   Coca Cola Company ........................................         07/21/00                6.510           27,898,733
   20,000   Coca Cola Enterprises ....................................         07/07/00                6.500           19,978,333
   39,900   General Mills Incorporated ...............................         07/11/00           6.500 to 6.510       39,827,917
   19,098   Heinz (H.J.) Company .....................................         07/27/00                6.500           19,008,345
   10,000   Kellogg Company ..........................................         08/18/00                6.520            9,913,067
                                                                                                                      -----------
                                                                                                                      131,582,795
                                                                                                                      -----------

INSURANCE - 2.57%
   35,000   Aegon Funding ............................................         07/11/00                6.520           34,936,611
   44,000   Allstate Corporation .....................................         07/18/00                6.550           43,863,905
   21,000   Teachers Insurance & Annuity Association of America ......         07/05/00                6.520           20,984,787
   25,200   USAA Capital Corporation .................................         07/12/00                6.570           25,149,411
                                                                                                                      -----------
                                                                                                                      124,934,714
                                                                                                                      -----------

INSURANCE - PROPERTY/CASUALTY - 0.31%
   15,000   John Hancock Capital Corporation .........................         07/19/00                6.530           14,951,025
                                                                                                                      -----------

MACHINERY - 0.21%
   10,000   Caterpillar Financial Services ...........................         07/13/00                6.520            9,978,267
                                                                                                                      -----------

MANUFACTURING - DIVERSIFIED - 1.58%
   61,275   Honeywell International Inc. .............................   07/12/00 to 07/19/00     6.510 to 6.520       61,100,660
   16,000   United Technologies Corporation ..........................         07/07/00                6.520           15,982,614
                                                                                                                      -----------
                                                                                                                       77,083,274
                                                                                                                      -----------

PAINEWEBBER RETIREMENT MONEY FUND

  PRINCIPAL
   AMOUNT                                                                      MATURITY              INTEREST
    (000)                                                                        DATES                 RATES             VALUE
   ------                                                                --------------------     --------------       ----------

COMMERCIAL PAPER@ - (CONCLUDED)

METALS & MINING - 2.19%
  $31,895   Alcoa Incorporated                                                  07/07/00               6.500            $31,860,447
   75,000   Rio Tinto America Incorporated ...........................   07/05/00 to 07/25/00     6.550 to 6.580         74,776,564
                                                                                                                     --------------
                                                                                                                        106,637,011
                                                                                                                     --------------

PRINTING & PUBLISHING - 3.03%
   56,500   Gannett Company ..........................................   07/10/00 to 07/18/00     6.500 to 6.510         56,379,204
   20,000   Reed Elsevier USA Incorporated ...........................         07/13/00                6.520             19,956,534
   71,300   Tribune Company ..........................................   07/18/00 to 08/03/00     6.550 to 6.630         70,945,165
                                                                                                                     --------------
                                                                                                                        147,280,903
                                                                                                                     --------------

RETAIL - MERCHANDISE - 0.82%
   40,000   Wal-Mart Stores Incorporated .............................         07/18/00                6.510             39,877,033
                                                                                                                     --------------

TELECOMMUNICATIONS - 3.44%
   98,000   American Telephone & Telegraph ...........................   07/10/00 to 07/11/00     6.510 to 6.570         97,830,630
   15,000   Bell Atlantic Financial Services Incorporated ............         07/28/00                6.570             14,926,088
   40,000   Bell Atlantic Network Funding Corporation ................         07/11/00           6.550    39,92              7,222
   15,000   BellSouth Capital Funding Corporation ....................         07/20/00           6.510    14,94              8,462
                                                                                                                     --------------
                                                                                                                        167,632,402
                                                                                                                     --------------

UTILITY - ELECTRIC - 0.65%
   10,000   Southern California Edison Company .......................         07/25/00                6.550              9,956,333
   21,800   Southern Company .........................................         07/10/00                6.570             21,764,194
                                                                                                                     --------------
                                                                                                                         31,720,527
                                                                                                                     --------------
Total Commercial Paper (cost - $3,526,722,027) .......................                                                3,526,722,027
                                                                                                                     --------------
SHORT-TERM CORPORATE OBLIGATIONS - 2.61%

ASSET BACKED-FINANCE - 0.51%
   25,000   Beta Finance Incorporated ................................         07/03/00                7.060*            25,000,000
                                                                                                                     --------------

AUTO & TRUCK - 0.86%
   25,000   Ford Motor Credit Corporation ............................         07/03/00                6.740*            24,997,447
   17,000   General Motors Acceptance Corporation ....................         09/11/00                7.100*            17,019,529
                                                                                                                     --------------
                                                                                                                         42,016,976
                                                                                                                     --------------

BANKING - DOMESTIC - 0.41%
   20,000   J.P. Morgan & Company Incorporated .......................         07/17/00                6.640*            20,000,000
                                                                                                                     --------------
BANKING - FOREIGN - 0.21%
   10,000   Bank of Scotland Treasury Services PLC ...................         07/04/00                6.580*            10,000,000
                                                                                                                     --------------

BROKER/DEALER - 0.62%
   30,000   Merrill Lynch & Company Incorporated .....................         07/06/00                6.616*            29,997,984
                                                                                                                     --------------
Total Short-Term Corporate Obligations (cost - $127,014,960) .........                                                  127,014,960
                                                                                                                     --------------

  NUMBER OF
   SHARES
    (000)
  --------
MUTUAL FUNDS - 1.62%
   15,886   AIM Liquid Assets Portfolio ..............................                                                   15,885,960
   62,942   Provident Prime Portfolio ................................                                                   62,942,173
                                                                                                                     --------------
Total Mutual Funds (cost - $78,828,133) ..............................                                                   78,828,133
                                                                                                                     --------------
Total Investments (cost - $4,868,010,929 which approximates
  cost for federal income tax purposes) - 99.96% .....................                                                4,868,010,929
Other assets in excess of liabilities - 0.04% ........................                                                    1,908,492
                                                                                                                     --------------
Net Assets (applicable to 4,871,736,836 shares of Common Stock
  outstanding at $1.00 per share) - 100.00% ..........................                                               $4,869,919,421
                                                                                                                     ==============

----------

* Variable rate securities - maturity dates reflect earlier of reset dates or maturity dates. The interest rates shown are the current rates as of June 30, 2000 and reset periodically.

@    Interest rates shown are discount rates at date of purchase.

                       Weighted Average Maturity - 37 Days
                 See accompanying notes to financial statements

PAINEWEBBER RETIREMENT MONEY FUND


STATEMENT OF OPERATIONS                         FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest ........................................................   $294,166,365
                                                                    ------------


EXPENSES:
Investment advisory and administration ..........................     20,256,815
Transfer agency and related services fees .......................      8,625,319
Distribution fees ...............................................      6,408,618
Reports and notices to shareholders .............................        519,500
Custody and accounting ..........................................        514,549
Federal and state registration ..................................        163,465
Legal and audit .................................................        121,939
Insurance expense ...............................................         53,863
Directors' fees .................................................         10,500
Other expenses ..................................................          4,058
                                                                    ------------
                                                                      36,678,626
                                                                    ------------
NET INVESTMENT INCOME ...........................................    257,487,739
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS .................         41,316
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $257,529,055
                                                                    ============


STATEMENT OF CHANGES IN NET ASSETS

                                                 FOR THE YEARS ENDED JUNE 30,
                                             ---------------    ---------------
                                                  2000                1999
                                             ---------------    ---------------
FROM OPERATIONS:
Net investment income ....................   $   257,487,739    $   217,553,020
Net realized gains from investment
  transactions ...........................            41,316             55,106
                                             ---------------    ---------------
Net increase in net assets resulting
  from operations ........................       257,529,055        217,608,126
                                             ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ....................      (257,487,739)      (217,533,020)
                                             ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL STOCK TRANSACTIONS ........      (221,060,264)       899,864,885
                                             ---------------    ---------------
Net increase (decrease) in net assets ....      (221,018,948)       899,919,991
NET ASSETS:
Beginning of year ........................     5,090,938,369      4,191,018,378
                                             ---------------    ---------------
End of year ..............................   $ 4,869,919,421    $ 5,090,938,369
                                             ===============    ===============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber RMA Money Fund, Inc. (the "Corporation") was incorporated in the state of Maryland on July 2, 1982 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a series mutual fund with three funds: PaineWebber Retirement Money Fund (the "Fund"), PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Government Portfolio. The financial statements of PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Government Portfolio are not included herein.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Corporation's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with PaineWebber Incorporated ("PaineWebber"), under which PaineWebber serves as investment adviser and administrator of the Corporation and each of its series. In accordance with the Advisory Contract, the Fund pays PaineWebber an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                      ANNUAL
     AVERAGE DAILY NET ASSETS                                          RATES
     --------------                                                    -----
     Up to $1.0 billion.............................................   0.50%
     In excess of $1.0 billion and up to $1.5 billion...............   0.44
     Over $1.5 billion..............................................   0.36

     At June 30, 2000, the Fund owed PaineWebber $1,613,319 in investment advisory and administration fees.

     Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), serves as sub-adviser and sub-administrator of the Fund pursuant to a Sub-Advisory and Sub-Administration Contract between PaineWebber and Mitchell Hutchins. In accordance with the contract, PaineWebber (not the Fund) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to PaineWebber under the Advisory Contract.

     On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

NOTES TO FINANCIAL STATEMENTS


DISTRIBUTION PLAN

     PaineWebber is the distributor of the Fund's shares and the exclusive dealer for the sale of those shares. Under the plan of distribution, the Fund is authorized to pay PaineWebber a service fee, which is accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund's average daily net assets. For the year ended June 30, 2000 PaineWebber was compensated for its services under the plan at an annual rate of 0.125% of the Fund's average daily net assets. At June 30, 2000, the Fund owed PaineWebber $508,951 in distribution fees.

TRANSFER AGENCY AND RELATED SERVICES FEES

     PaineWebber provides transfer agency and related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended June 30, 2000, PaineWebber received approximately 52% of the total transfer agency and related services fees collected by PFPC, Inc. from the Fund.

OTHER LIABILITIES

     At June 30, 2000, the aggregate amount for dividends payable was $7,145,810.

MONEY MARKET FUND BOND

     Effective September 30, 1999, the Fund obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 to June 30, 2000, the Fund did not use this insurance bond.

FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At June 30, 2000, the Fund had a net capital loss carryforward of $1,817,417 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2007. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

     There are 20 billion shares of $0.001 par value common stock authorized. Transactions in common stock, at $1.00 per share, were as follows:

                                           FOR THE YEARS ENDED JUNE 30,
                                       -----------------------------------
                                            2000                1999
                                       ---------------     ---------------
     Shares sold ..................     22,517,062,640      19,511,897,445
     Shares repurchased ...........    (22,990,737,912)    (18,824,533,330)
     Dividends reinvested .........        252,615,008         212,500,770
                                       ---------------     ---------------
     Net increase (decrease) in
       shares outstanding .........       (221,060,264)        899,864,885
                                       ===============     ===============

PAINEWEBBER RETIREMENT MONEY FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                            ----------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------     ----------     ----------     ----------     ----------
Net investment income ...................................        0.050          0.046          0.049          0.048          0.050
Dividends from net investment income ....................       (0.050)        (0.046)        (0.049)        (0.048)        (0.050)
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ==========     ==========     ==========     ==========     ==========
Total investment return (1) .............................         5.14%          4.66%          5.03%          4.89%          5.13%
                                                            ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data:
Net assets, end of year (000's) .........................   $4,869,919     $5,090,938     $4,191,018     $3,922,753     $3,500,508
Expenses to average net assets ..........................         0.71%          0.71%          0.78%          0.75%          0.70%
Net investment income to average net assets .............         5.02%          4.55%          4.91%          4.79%          5.01%

----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
PaineWebber RMA Money Fund, Inc.

     We have audited the accompanying statement of net assets of PaineWebber Retirement Money Fund (one of the portfolios of PaineWebber RMA Money Fund, Inc.) as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with audit standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Retirement Money Fund at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 Ernst & Young LLP



New York, New York
August 24, 2000

TAX INFORMATION (UNAUDITED)


     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (June 30, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid during the fiscal year were derived from net investment income. This entire amount is taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

================================================================================
DIRECTORS
E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS
Margo N. Alexander              Dennis L. McCauley
PRESIDENT                       VICE PRESIDENT
Dianne E. O'Donnell             Susan P. Ryan
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT
Paul H. Schubert
VICE PRESIDENT AND TREASURER


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR
PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


SUB-ADVISER AND
SUB-ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019



THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

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